                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 22, 1999
                                                         -----------------



                            APOGEE ENTERPRISES, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                   0-6365            41-0919654
-------------------------------    -----------     ------------------
(State or other jurisdiction of    (Commission      (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota          55431
------------------------------------------------------------          -----
          (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (612) 835-1874
                                                     ---------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events

          On February 22, 1999, Apogee Enterprises, Inc., a Minnesota corporation (the "Company") amended its Rights Agreement, dated as of October 19, 1990 and first amended as of June 28, 1995 (the "Rights Agreement"), by entering into Amendment No. 2, dated as of February 22, 1999 (the "Amendment"), with American Stock Transfer & Trust Company (f/k/a American Stock Transfer Company). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement and the Amendment.

          The Rights Agreement has been amended to: (i) delete all references to "Baumgartner" and the "Baumgartner Group" in the definitions, (ii) extend the Final Expiration Date from October 19, 2000 to October 9, 2008, (iii) modify the Purchase Price from $70.00 to $50.00 per one one-hundredth of a Preferred Share, and (iv) modify the redemption provision to prohibit redemptions during the 90-day period after any Person first becomes an Acquiring Person if the majority of the Company's Board is not composed of Continuing Directors.

          A copy of the Amendment has been attached as an exhibit hereto and is incorporated herein by reference. All capitalized and undefined terms used herein have the meanings given to them in the Rights Agreement. The foregoing description of the amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment.

          In addition, the Company's Board of Directors authorized the Company to enter into Severance Agreements with certain senior executive officers of the Company (including the Chief Executive Officer and the Chief Financial Officer). These Agreements provide, in general, for certain cash payments, accelerated vesting of certain stock-based compensation and continuation of certain benefits in the event such an officer's employment with the Company is terminated within two years following a "Change-in-Control" (as defined therein). A copy of the form of Severance Agreement has been attached as an exhibit hereto and is incorporated herein by reference. The foregoing description of the form of Agreement does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement.

Item 7. Financial Statement, Pro Forma Financial Statements and Exhibit.

          1. Amendment No. 2, dated as of February 22, 1999, to Rights Agreement, dated as of October 19, 1990 and first amended as of June 28, 1995, between the Company and American Stock Transfer & Trust Company (f/k/a American Stock Transfer Company).

          2. Form of Severance Agreement between the Company and certain senior executive officers of the Company.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    APOGEE ENTERPRISES, INC.



                                    By: /s/ Robert G. Barbieri
                                        --------------------------
                                        Robert G. Barbieri
                                        Chief Financial Officer


Dated: February 22, 1999